                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                               September 25, 2003
                                 Date of Report
                        (Date of earliest event reported)

                             ECC International Corp.
               (Exact Name of Registrant as Specified in Charter)

Delaware                         011-8988                    23-1714658
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(State or Other Jurisdiction     (Commission                 (IRS Employer
of Incorporation)                File Number)                Identification No.)

     2001 West Oak Ridge Road, Orlando, FL                    32809-3803
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     (Address of Principal Executive Offices)                 (Zip Code)

                                 (407) 859-7410
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                         (Registrant's telephone number,
                              including area code)

                          ----------------------------
         (Former Name or Former Address, if Changed Since Last Report.)

    Item 5.  Other Events and Required FD Disclosure.
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    On September 25, 2003, ECC International Corp. ("ECC") (AMEX: ECC) and Cubic
Corporation ("Cubic") issued a joint press release, set forth as Exhibit 99.1 to this Current Report,  announcing that Cubic had acquired  majority  ownership of
ECC. The  acquisition  was completed  through a tender offer by CDA  Acquisition
Corporation,  a wholly owned  subsidiary  of Cubic,  for all of the  outstanding shares of ECC common stock at a price of $5.25 per share.

    Cubic  also  announced  that that it has  elected  to  provide a  subsequent offering  period in connection  with the tender offer.  The subsequent  offering period began  September  25, 3003 at 9:00 a.m.  EDT and will expire  October 10,
2003 at 5:00 p.m.  EDT.  For  additional  information,  reference is made to the press release, which is incorporated herein by reference.

    Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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    (c)  Exhibits
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         Exhibit No.             Exhibits
         ----------              --------

         99.1 Press Release of ECC International Corp. dated September 25, 2003.

                                    SIGNATURE
                                    ---------

    Pursuant to the  requirements  of the  Securities  Exchange Act of 1934, the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

ECC INTERNATIONAL CORP.

Dated: September 25, 2003                     By:
                                                 -------------------------------
                                              Name:  Melissa Van Valkenburgh
                                              Title: Chief Financial Officer